Please file this Combined Prospectus/Proxy Statement Supplement with your records.

WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Intermediate Government Income Fund

Class A, Class B, and Class C

Supplement dated June 11, 2008, to the Combined Prospectus/Proxy Statement dated May 6, 2008,

as previously supplemented on May 27, 2008.

The Combined Prospectus/Proxy Statement dated May 6, 2008, as previously supplemented on May 27, 2008, describes several proposed fund reorganizations, including the proposed reorganization of the Wells Fargo Advantage Intermediate Government Income Fund into the Wells Fargo Advantage Government Securities Fund. This document supplements certain important information contained in the Combined Prospectus/Proxy Statement related to this fund reorganization as noted below.

In connection with the reorganization of the Wells Fargo Advantage Intermediate Government Income Fund into the Wells Fargo Advantage Government Securities Fund, the Average Annual Total Returns found on page E-17, are deleted and replaced with the following (corrected numbers are in bold):

Average Annual Total Returns as of 12/31/07

Class A1,2	1 year	5 years	10 years
Returns Before Taxes	2.16%	2.74%	4.91%
Returns After Taxes on Distributions[3]	0.46%	1.07%	2.81%
Returns After Taxes on Distributions and Sale of Fund Shares[3]	1.36%	1.36%	2.90%
Class B1 Returns Before Taxes	1.13%	2.41%	4.52%
Class C1 Returns Before Taxes	5.13%	2.77%	4.52%
Lehman Brothers Intermediate U.S. Government Bond Index[4] (reflects no deduction for expenses or taxes)	8.47%	3.69%	5.55%
Lehman Brothers U.S. Aggregate Excluding Credit Bond Index[5] (reflects no deduction for expenses or taxes)	7.50%	4.25%	N/A

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1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on August 31, 1999, (effective on or about June 20, 2008, the Advisor Class shares will be renamed Class A shares) and Class C shares incepted on December 26, 2002. Performance shown for the Class A shares from August 31, 1999, through December 31, 2007, reflects the performance of the Advisor Class shares, adjusted to reflect Class A sales charges. Performance shown prior to August 31, 1999, for the Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown for the Class B shares reflects the performance of the Class C shares and includes expenses that are not applicable to and are higher than those of the Class B shares, adjusted to reflect Class B sales charges. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses.

2 Class A Calendar Year Total Returns and Returns After Taxes are being shown because Class A has a longer period of returns than Class B and Class C.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

4 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

5 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.

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You may vote your proxy in several ways as described in the “Information on Voting” section of your Combined Prospectus/Proxy Statement. You may revoke a proxy once it is given. If you desire to revoke a proxy, you must either submit a later dated proxy or a written notice of revocation to the appropriate target fund. You also may give written notice of revocation in person at the shareholder meeting scheduled for June 30, 2008, at 3:00 p.m. (Pacific Time). If you have any questions about voting your proxy you may call our proxy solicitor, The Altman Group, at 1-866-406-2287. If you have any questions about the proxy materials or the reorganizations, please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. Your vote is very important to us regardless of the number of shares that you are entitled to vote.